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[Confidential Treatment Requested. Confidential Portions of this Agreement have been redacted and have been separately filed with the Commission.]


                                                                   EXHIBIT 10.7

                                 FIRST AMENDMENT
                                       TO
                           READER, LOADER AND CASSETTE
                LOW COST ENGINEERING AND MANUFACTURING AGREEMENT

This First Amendment (hereinafter, the "First Amendment") to that certain Reader, Loader and Cassette Low Cost Engineering and Manufacturing Agreement dated December 15, 1999, and executed by the Parties on January 12, 2000 (the "Agreement") is made and entered into this 26th day of July, 2000 (the "Effective Date") by and between Nanogen, Inc., a corporation organized and existing under the laws of Delaware, and having its principal place of business at 10398 Pacific Center Court, San Diego, California, USA 92121 ("NANOGEN"), and Hitachi, Ltd., a corporation organized and existing under the laws of Japan, through its Instrument Group and having its principal place of business at 5-1, Marunouchi 1-chome, Chiyoda-ku, Tokyo, 100 Japan ("HITACHI"). NANOGEN and HITACHI are sometimes referred to herein individually as a "Party," or collectively as the "Parties." Unless otherwise noted herein, all capitalized terms shall have the meaning ascribed to them in the Agreement.

Pursuant to Section 21.6 of the Agreement, the Parties hereby agree to modify the Agreement only as specifically provided below.

1. DEFINITION OF NET SALES. The Parties agree to add the following new section
1.21 to the Agreement.

         "1.21. "NET SALES" means*********************************************
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2. COMMISSION ON SALES OF HITACHI PRODUCTS. The Parties agree to replace Section
7.6 of the Agreement with the following:

         "7.6 *****************************************************************
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         **********************************************************************
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3. AUDIT. The Parties agree to add the following new section 7.10 to the
Agreement.

         7.10 HITACHI shall keep and maintain accurate records. At any time during the term of this Agreement, but in no event more often than once per year, NANOGEN, at its sole cost and expense, shall have the right to audit HITACHI's books and records to ensure compliance with this Agreement. Specifically, NANOGEN shall only have the right to audit HITACHI's books and records regarding: (a) the commission payable on sales of HITACHI Products pursuant to Section 7.6; and (b) calculation of the average sales price and applicable deductions to determine Net Sales. If any such audit reveals an underpayment of any amounts due hereunder, HITACHI shall immediately pay such amounts due, plus interest accruing at a rate of ********************************** per month for the amount underpaid. If any audit reveals an underpayment of *************** or more of the amount owed to NANOGEN hereunder, HITACHI shall bear all costs and expenses associated with such audit.

IN WITNESS WHEREOF, the Parties shall have caused this Agreement to be signed by their respective duly authorized representatives as of the Effective Date.

-------------------------
*** Confidential material redacted and separately filed with the Commission.


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            HITACHI, LTD.                               NANOGEN, INC.
          INSTRUMENT GROUP


By: /s/ Y. MAEDA                             By: /s/ H. C. BIRNDORF
   ------------------------------               ------------------------------
Name:   Y. Maeda                             Name:  H. C. Birndorf
Title:  Vice President                       Title: Chairman, Chief Executive
                                                    Officer, & President

Date:   Aug. 1, 2000                         Date:  July 26, 2000
      ---------------------------                  -----------------------------



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